Emerging Markets Growth Fund, Inc.
                       Supplement dated August 19, 2003,
                  to the Prospectus dated September 10, 2002.

This amendment replaces the Financial Highlights table on page 16 of the current prospectus dated August 10, 2002.


                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). Prior to
July 1, 1999, the Fund operated as a closed-end investment company; the data in the table below reflects the Fund's operations as a closed-end investment company. The information for the five years ended June 30, 2002 has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the annual report which is available upon request.
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

 Per-Share Data and Ratios
                                                                          Years Ended June 30

                                                               2002      2001         2000    1999      1998
                                                         ------------------------------------------------------
 Net Asset Value, Beginning of Year                          $48.21    $68.69     $55.53   $46.05      $70.87
 Income from Investment Operations:
      Net investment income                                     .35       .68        .58     1.48        1.56
      Net realized and unrealized gain (loss) on
      investments                                            (3.08)   (20.99)      13.83     8.03     (20.69)
          before non-U.S. taxes1
      Non-U.S. taxes/1/                                        0.01      0.19               (.03)         .05
                                                                                   (.27)
      Total income (loss) from investment operations         (2.72)   (20.12)      14.14     9.48     (19.08)
 Less Distributions:
      Dividends from net investment income                    (.69)     (.36)      (.98)      ---      (2.36)
      Distributions from net realized gain                      ---       ---        ---      ---      (3.38)
          Total distributions                                 (.69)     (.36)      (.98)      ---      (5.74)
 Net Asset Value, End of Year                                $44.80    $48.21     $68.69   $55.53      $46.05
 Total Return Before Taxes                                  (5.64)%  (29.31)%     25.63%   20.59%    (27.56)%
 Ratios/Supplemental Data:
      Net assets, end of year (in millions)                 $16,258   $17,634    $22,639  $18,147     $12,364
      Ratio of expenses to average net assets                  .70%      .68%       .71%     .73%        .76%
      Ratio of expenses and non-U.S. taxes to average
      net assets/1,2/                                          .67%      .34%      1.11%     .73%        .80%
      Ratio of net income to average net assets               1.27%     1.25%      1.11%    3.03%       2.58%
      Portfolio turnover rate                                 26.22%    26.10%     35.86%    33.71%     23.41%



 /1/The amounts from the years ended June 30, 2002, 2001 and 2000 have been reclassified from the amounts disclosed in previous prospectuses and Fund reports. The net realized and unrealized gain (loss) on investments before non-U.S. taxes amounts for the years ended June 30, 2002, 2001 and 2000 were previously stated as (3.06), (20.76) and 13.86 respectively. The non-U.S. taxes amounts for the years ended June 30, 2002, 2001 and 2000 were previously stated as (0.01), (0.04) and (0.30) respectively. The ratios of expenses and non-U.S. taxes to average net assets for the years ended June 30, 2002, 2001 and 2000 were previously stated as .72%, .75% and 1.15% respectively. The reclassifications do not affect our historical net asset value, net investment income, total return or any other amounts except the amounts specifically referred to above.
 /2/The ratio of expenses and non-U.S. taxes to average net assets may be higher, in some years significantly, than the ratio of expenses to average net assets (excluding non-U.S. taxes). This difference is attributable to fluctuations in the amount of non-U.S. taxes payable by the Fund. These amounts may fluctuate based upon the taxation policies of the governments of countries in which the Fund invests. Increased non-U.S. taxes will generally cause the Fund to bear higher expenses in certain years, which may adversely affect the Fund's net asset value and, consequently, its performance.
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